EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-101197, 333-84326, 333-54138, 333-108278, 333-117677 and 333-119197 of
Immtech International, Inc. on Form S-3 of our report dated June 9, 2005, appearing in this Annual Report on Form 10-K of Immtech International, Inc. for the year ended March 31, 2005.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
June 14, 2005











                                 Exhibit 23.1-1